                                                                    EXHIBIT 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in this Current Report on Form 8-K/A, into Premiere Technologies, Inc.'s previously filed Registration Statements on Form S-8 (File Nos. 333-17593, 333-11281 and 333-29787).


/s/ Arthur Andersen LLP

Atlanta, Georgia
June 25, 1997